Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
December 31, 1999



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              6.6960%



        Excess Protection Level
          3 Month Average   5.47%
          December, 1999   4.51%
          November, 1999   5.81%
          October, 1999   6.10%


        Cash Yield                                  19.14%


        Investor Charge Offs                         5.04%


        Base Rate                                    9.59%


        Over 30 Day Delinquency                      4.63%


        Seller's Interest                           11.35%


        Total Payment Rate                          14.35%


        Total Principal Balance                     $49,947,826,881.37


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,671,007,362.88